Exhibit 25.2

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Beverly A. Freeney

U.S. Bank National Association

100 Wall Street, Suite 1600

New York, NY 10005

(212) 361-2893

(Name, address and telephone number of agent for service)

TOPS HOLDING LLC

(Issuer with respect to the Securities)

Delaware	26-1252536
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

TOPS MARKETS, LLC

(Issuer with respect to the Securities)

New York	16-1592810
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

TOPS MARKETS II CORPORATION

(Issuer with respect to the Securities)

Delaware	46-2733709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

TOPS HOLDING II CORPORATION

(Issuer with respect to the Securities)

Delaware	46-2733709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

TOPS PT, LLC

(Issuer with respect to the Securities)

New York	27-1702050
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

TOPS GIFT CARD COMPANY, LLC

(Issuer with respect to the Securities)

Virginia	26-3346105
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6363 Main Street Williamsville, New York	14221
(Address of Principal Executive Offices)	(Zip Code)

8.875% Senior Secured Notes due 2017

(Title of the Indenture Securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

a) Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b) Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1. A copy of the Articles of Association of the Trustee.*

2. A copy of the certificate of authority of the Trustee to commence business.**

3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.**

4. A copy of the existing bylaws of the Trustee.**

5. A copy of each Indenture referred to in Item 4. Not applicable.

6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7. Report of Condition of the Trustee as of March 31, 2013 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*	Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.
**	Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 22nd of August, 2013.

By:	/s/ Beverly A. Freeney
Beverly A. Freeney Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: August 22, 2013

By:	/s/ Beverly A. Freeney
Beverly A. Freeney Vice President